MGP Ingredients, Inc. Charting a New Course for Growth Ladd Seaberg, President & CEO Tim Newkirk, Vice President & COO Roth Capital Partners New York Stock Conference September, 2006

Please note that this presentation was created as of August 30, 2006 and reflects management’s views as of that date. Certain of the information discussed in this presentation may contain forward-looking statements relating to the operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. We wish to caution you that these statements are only estimates and that actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forwardlooking statements is contained in MGPI’s SEC filings. Safe Harbor Statement

MGP Ingredients, Inc. Today Distillery Ingredients 73% 27% $322.5 million in FY 2006 Revenues

Annual Sales FY 2002 - 2006 $57.2 $66.2 $102.7 $92.5 $85.5 $182.7 $237.0 $168.0 $135.2 $148.3 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 $214.5 $192.4 $270.7 $ in Millions June FY $275.2 Note: Total sales and segment sales include by-products Distillery Ingredients $322.5
Annual Sales FY 2002 - 2005 $57.2 $66.2 $102.7 $92.5 $85.5 $182.7 $237.0 $168.0 $135.2 $148.3 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 $214.5 $192.4 $270.7 $ in Millions June FY $275.2 Note: Total sales and segment sales include by-products Distillery Ingredients $322.5

Annual Net Income FY 2002 - 2006 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 $ in Millions June FY $6.3 $5.2 $9.5 $4.0 $14.0
High-Quality, High-Purity Alcohol $148.3 $135.2 $168.0 $237.0 $182.7 FY 02 FY 03 FY 04 FY 05 FY 06 Distillery Sales (in millions) 34% 12% 54% Distillery By-Products Fuel Grade Alcohol Food Grade Alcohol Fiscal years ending June 30 FY 06

High-Quality, High-Purity Alcohol $148.3 $135.2 $168.0 $237.0 $182.7 FY 02 FY 03 FY 04 FY 05 FY 06 Distillery Sales (in millions) 34% 12% 54% Distillery By-Products Fuel Grade Alcohol Food Grade Alcohol Fiscal years ending June 30 FY 06

Starch & Protein Technologies $66.2 $57.2 $102.7 $92.5 $85.5 FY 02 FY 03 FY 04 FY 05 FY 06 Ingredients Sales (in millions) 28% 18% 54% Commodity Ingredients Specialty Food Ingredients Specialty Non-Food Ingredients Fiscal years ending June 30 FY 06

FY 2006 Results • Distillery - Favorable pricing and costs - Outstanding profit growth • Ingredients - Dramatic decline in pet products - Profits hurt by sales mix and wheat costs • Charting a New Course for MGPI - Asset and business process review - New management, new focus

Profits Expanded in Distillery FY 06 FY 05 $182.7 $237.0 30% 30% Net Sales Pre-Tax Income Note: Pre-tax profit/loss amounts shown do not include corporate expense of approx. $1.6 million and $4.2 million for fiscal 2005 and 2006, respectively. $8.5 $37.0 FY 06 FY 05 335% 335% (in millions) (in millions)

Sales Mix and Costs Affect Ingredients FY 06 FY 05 $92.5 $85.5 ($0.8) ($11.8) FY 06 FY 05 8% Net Sales (in millions) Pre-Tax Loss (in millions) Note: Pre-tax profit/loss amounts shown do not include corporate expense of approx. $1.6 million and $4.2 million for fiscal 2005 and 2006, respectively.

Grain 54% Energy 20% Other 26% Managing Commodity Risk a Priority Energy and grain combined make up close to 74%* of our total COGS * Based on 5-year average

Corn Wheat -40.00% -35.00% -30.00% -25.00% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Q3/06 Q4/06 -28% 9% Commodity Cost Trends Are Mixed Raw Material Price % Change Per Bushel Base Index = 100 at Q4 2004 (June FY)

Spike in Energy Costs Has Abated 0% 30% 60% 90% 120% Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Q3/06 Q4/06 97% 20% Natural Gas Price % Change per MCF Base Index = 100 at Q4 2004 (June FY)

mgp ingredients, inc.

Contracting and Hedging Programs • 50% of FY 07 distillery output currently contracted • Cost inputs of contract sales hedged • 80% of natural gas needs for winter months (Nov - Feb) hedged

Opportunity to Drive Gross Margin June FY 0% 5% 10% 15% 20% 25% Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Q3/06 Q4/06 Gross margin as % of net sales 21% ⑀⏇ High-value products ⑀⏇ Materials sourcing ⑀⏇ Labor & energy costs ⑀⏇ Starch recovery ⑀⏇ Process changes

16 Plan Focus Invest Execute Value Creation Determining our best course of action Leveraging our key assets and skills Employing capital to bring the highest returns Strengthening performance and accountability Driving Peak Performance at MGPI

Continued Profit Growth in Distillery • Fuel Alcohol (Ethanol) - Trend toward longer-term contracts • Industrial Alcohol - Key supplier to core consumer brands • Beverage Alcohol - Largest U.S. contract gin producer - Premium high quality vodka producer - Stable revenue and strong profits

-30% -20% -10% 0% 10% 20% 30% 40% 50% Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Q3/06 Q4/06 -21% 42% 38% Food Grade Alcohol Fuel Grade Alcohol Strong Pricing Drives Distillery Gains Alcohol price % change per gallon Base Index = 100 at Q4 2004 (June FY)

Distillery Enhancements ⑀⏇ Incremental volume increases ⑀⏇ Energy efficiency ⑀⏇ Environmental compliance

Return to Excellence in Ingredients • 2006 - Evaluation - Profitability by product line - R&D, manufacturing, and sales • 2006 - Evolving Strategy - Drop low-return products - Maximize high-value product capacity • 2007 - Executing the Strategy - Bringing new solutions to market - Profitable transaction growth

Upgrade Product Mix • Earn or exit • Strategic customers • High-value opportunities Drive Performance Create Value Profitable Transaction Growth

Upgrade Product Mix • Earn or exit • Strategic customers • High-value opportunities • Solutions partner • Technical sales • Applications support Drive Performance Create Value Integrate R&D and Sales Profitable Transaction Growth

Upgrade Product Mix • Earn or exit • Strategic customers • High-value opportunities • Dedicated plants • Cost reduction initiatives • Increased capacity utilization • Solutions partner • Technical sales • Applications support Drive Performance Create Value Boost Production Efficiency Integrate R&D and Sales Profitable Transaction Growth

Commercializing our Technologies Foods Foods Pet Treats Pet Treats Bio- Polymers Bio- Polymers Driving Growth in Ingredients

Greater Focus on Key Food Products

Pet Ingredients - Pet treats - Pet food • Finished Pet Products - Co-extruded - Injection molded - Retail packaging options Base Product Line Major Initiatives for Pet Treats

Biopolymers - Grain-based resins •Bio-based •Biodegradable • Natural Fiber Composites • $3 million plant investment Growing Investment in Biopolymers

Leveraging our R&D Capabilities ⑀⏇ $2.5 million investment ⑀⏇ Customer testing labs ⑀⏇ Industry showcase

 Positive Trends Support Growth • Growth of alternative fuels • Health and wellness lifestyle trends • Nutrition, taste and convenience • Increased spending on pet treats • Bio-economy and green initiatives www.mgpingredients.com

Thank you for your interest in MGPI